UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 4, 2022
Date of report (date of earliest event reported)
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Digi International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd.	Suite 700
Hopkins	Minnesota	55343
(Address of principal executive offices)		(Zip Code)
(952) 912-3444
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On August 4, 2022, Digi International Inc. (“Digi”) issued a press release and shareholder letter regarding Digi’s financial results for its third fiscal quarter ended June 30, 2022. A copy of Digi’s press release is attached hereto as Exhibit 99.1 and a copy of Digi's shareholder letter as Exhibit 99.2.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

No.	Exhibit	Manner of Filing
99.1	Press Release dated August 4, 2022, announcing financial results for the third fiscal quarter ended June 30, 2022	Furnished Electronically
99.2	Shareholder Letter dated August 4, 2022, discussing financial results for the third fiscal quarter ended June 30, 2022	Furnished Electronically
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL	Filed Electronically

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: August 4, 2022

DIGI INTERNATIONAL INC.

By:	/s/ James J. Loch
James J. Loch
Senior Vice President, Chief Financial Officer and Treasurer